UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):November 24, 2021

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, California ,90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Marijuana Company of America,” “MCOA,” or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Marijuana Company of America, Inc., a Utah corporation.

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on June 29, 2021, Marijuana Company of America, Inc., a Utah corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with cDistro, Inc., a Nevada Corporation (“cDistro”), and cDistro Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”).

On November 24, 2021, the Company entered into a letter agreement (“Letter Agreement”) with an attached amendment to the Merger Agreement (“Amendment No. 1 to the Merger Agreement”) with cDistro and Beach Labs, Inc., a Florida corporation and the former stockholder of cDistro prior to the effective date of the Merger Agreement (“Beach Labs”). Capitalized terms used and not defined herein have the respective meanings assigned to them in the Merger Agreement, as amended by Amendment No. 1 thereto.

Pursuant to the Letter Agreement, the Company and cDistro agreed to adjust the compensation paid to Beach Labs under the Merger Agreement to maintain the stipulated value of the compensation paid under the Merger Agreement by issuing part of the stipulated value of that compensation as a promissory note and performing a true-up on the remaining stipulated value held as stock, and by amending the Merger Agreement to accommodate another true-up to the stock in the event the market value of the compensation is lower than the stipulated value at the date of Rule 144 availability to Beach Labs, December 29, 2021. The Letter Agreement also terminates the board observation rights letter with Beach Labs executed in connection with the Merger Agreement.

Pursuant to the Letter Agreement and Amendment No. 1 to the Merger Agreement, the Company made a promissory note to Beach Labs in the amount of $625,000, agreed to satisfy half of the stated Merger Agreement compensation value of $1,200,000 (the “Note”), and performed a true-up of the Merger Agreement stock compensation to reach the value of $600,000, equaling half of the stated Merger Agreement compensation value of $1,200,000 (the “True-Up”), and amended the Merger Agreement to add a true-up provision that will maintain that $600,000 of stock compensation value at the date of Beach Lab’s Rule 144 eligibility. The Note is payable in declining monthly installments over a 4-year period, carries 10% interest, and is convertible at the holder’s option to the Company’s common stock at a conversion per share price of a 30% discount on the 20-day preceding average closing price of our common stock. In performing the True-Up, the Company issued 109,134,121 shares of restricted common stock to Beach Labs.

Except as expressly modified by Amendment No. 1 to the Merger Agreement, all terms, covenants and provisions of the Merger Agreement remain in full force and effect. Copies of Amendment No. 1 to the Merger Agreement and the Letter Agreement have been filed as exhibits to this Current Report on Form 8-K to provide investors with information regarding their terms. It is not intended to provide any other factual information about the Company, cDistro or any of their respective subsidiaries or affiliates.

The foregoing description of the Letter Agreement, Amendment No. 1 to the Merger Agreement and the Note are only summaries and are qualified in their entirety by reference to the complete text of Amendment No. 1 to the Merger Agreement, the Letter Agreement, and the Note, which are filed as Exhibit 2.1, Exhibit 10.1, and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The description of the True-Up set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of the Company’s common stock was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Form of Amendment No. 1 to the Merger Agreement, dated November 24, 2021, by and among Marijuana Company of America, Inc. and cDistro, Inc.*
10.1*	Form of Letter Agreement.*
10.2*	Form of Promissory Note.*
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

	By:	/S/ Jesus M. Quintero
Date: December 1, 2021	Name:	Jesus M. Quintero
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Form of Amendment No. 1 to the Merger Agreement, dated November 24, 2021, by and among Marijuana Company of America, Inc. and cDistro, Inc.*
10.1*	Form of Letter Agreement.*
10.2*	Form of Promissory Note.*
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.